g		Equipment Lease

GECapitaJ		Agreement
Agreement # 7270938-001

SUPPLIER:		LESSEE:
COMPUTER REVELATIONS, INC.		SPIRITS MANAGEMENT INC

780 NEW YORK AVENUE
		HUNTINGTON NY	11743

331-A DANTE COURT

HOLBROOK NV 11741

SYSTEM DESCRIPTION:
Quantity

[~JSee attached schedule for additional Equipment and Software
Model & Description

Serial Number

TRANSACTION TERMS:		(i	ADVANCERENT$ 0.00)
		n	~p1usap$cabLetaxes~months)
RENTS 2539.50 olus applicable taxes)	LEASETERM		SECURflYDEPOST1~ $ 0.00
ae
	PAYABLE~	I
(chec IZI$i.
	(1)	llFalrMarket Value or. ~0ther( use In GA.
	k ond	oO
	Monthly	MD,NH. NM.WD
()Oth
er (

EQUPMENTPURCHASEOPIONATENDOFLEASEThR}Vt(C1IeCk0n
~

LEASERATEFACIOR 0.033860	lEASE RATE

Equipment Location (if different from Lessee address above:

Lessee ContactlTelephone 631-385-3300

.

~ehavew itten thisLease in plain language because we wantyouto und Itsterms. Pleasereadyon copy of this Lease			dfeelfreeto skusanyquesl you may have.

The words wand ~yow~'mean the lessee named above. Theworswe,uWandeOurrefertOtheLeSSorflalfledabove

IMPO1TAN1~ BEAD BEFORE SIGNING. THETERMS OP THIS LEASE ØNCLUDING THOSE ON THE REVERSE S(D~ SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE

ACCEPTED BY:	ENFORCEABLE. TERMS OR ORAL PROMISES WHICH ARE NO~ CONTAINED IN TillS WRITTEN LEASE MAT NOT
LESSOR: GENERAL ELECTRIC CAPITAL	BE LEGALLY ENFORCED. YOU MAY CHANCE THE TERMS OP THIS LEASE ONLY
BY ANOTHER WRI1TEN AGREEMENT BFIWPJNYOIJ AND uS. YOU AGREE TO COMPLY WITH THE TERMS AND
CORPORATION	CONDITIONS OP THIS LEASE. THIS LEASH IS NOT CANCELABLE. YOU AGREE
201 WBigBeaverRd. Ste 800 Troy, MI 48084	THATTHE SYSTEM WILL BE USED FOR BUSINESS PURPOSES ONLY AND NOTFOR PERSONAL FAMILY OR
1W~	HOUSEHOLD PURPOSES. "p.

     YOU CERTIFY THAT ALL THE INFORMATION GIVEN IN THIS LEASE AND YOUR APPUCATION WAS CORRECT AND COMPLETE WREN TillS LEASE WAS OA SIGNED. THIS LEASE IS NOT BINDING

     UPON US OR EFFECTIVE UNLESS AND UNTIL WE EXECUTE THIS LEASE. THIS LEASE AND ALL SCHEDULES WILL BE GOVERNED BY THE LAWS OP THE STATE Th OP MICHIGAN. YOU SPECIFICALLY WAIVE ANY DEFENSE BASED UPON FORUM NON CONVENIENS AND YOU ADMITTHATOAXLAND COU ,MICRIGAN ISACONVENIENT FORUM TO RESOLVE ALL DISPUTES

UNDERTHIS LEASE. ALL DISPUTES UNDER HISLEASESHALLBERESOLVEDINTREJURISDICTIONANDVENUROP 0ATECOOLLANDCOUNTT~ MICHIGAN.

PROPOSED BY: LESSEE
4~AJ~G~~C

OATh _________________ FED TAX ID#
______ -~ .
UNCONDITIONAL GUARANTY

In consideration of Lessor entering Into the above Lease In reliance on this guaranty the underslgned. together and separately, unconditionally and Irrevocably guarantee to Lessor, its successors and assigns. the prompt payment and performance of all obligations under the Lease. We agree that (a) this Is a guaranty of payment and not of collection. and that Lessor can proceed directly against us without disposing of any security or seeking to collect from Lessee. ~) we waive all defenses and notices. Including those of protest. preseneeent and demand. (c) Lessor may renew. extend or otherwise change the terms of the Lease without notice to us and we will be bound by such changes. and (cfl we will pay all of Lessor's costs of enforcement and collection. This guaranty survives the bankruptcy of Lessee and binds our administrators, successors and assigns. Our obligations under this guaranty continue even If Lessee becomes Insolvent or bankrupt or Is discharged from bankruptcy and we agree not to seekto be repaid by Lessee in the eventwe must payLessor. TILlS GUARANTY WILL BE GOVERNED BY THE SAME STATE LAW AS THE LEASE. WE AGREE TO JIJRISDICI1ON ANDY BIN THE STATE AND FEDERAL COURTS IN THE SAME STATE AND COUNTY.

PERSONAL

By ~. Indlvldualiy

Social SecurityNumbec SoclalSecurity Number.

Witness:
I

;		TDIM$ AND ccriomw~
t IMP.	SI~k ID Sm wna of tim La seu agris to ~ss. 1mm	usthi Equipmsntani, fIppIIC.bh.IIsInC. any dsllv.ry aid hmitiisisa case ii Sm. soth~vs Is.ee Is. ('Scl~v&.Licsee Fss~) farsayopueea~ or ipptlcsticn soitwarn 1~Softw~re~) ~aeflbsl sbovsutm.n as
inspt~4 La	etowoilc. in Iowa. 01115 WEACWTThIS LEASE, V~l	MAY NDT t4iilSL ffDIiO TI~ RSL LM*1~N. Yes a~w il Is Isund ~p ii Is *ua otIt~s taut

2. ~DEUWERY Aim ACc!PTAN~ OFSYSIEM Acc.ptanc. ofths EqUIpmISIIIImd ths Sofb~srs ICOJhcIMI~, Us 'S~eeuf) occuàupaa ds5~emy. ~Miun ycu mesa Vi, ~ s~ ~ inipsctit .nd~ ~IIIVb~UçhO~. or i~wrIsi sua~i idonn~en

  ' as WI m.yrs~s. Osiv~ md ~MalIes ccs~ its ~ mapaiijlIft~ S you algnsd a p,gchaus convanis' his Syam, by sIgiim~ 5* Liss, ~mu usln yam, fl~he~ itisia ~ wsw ob5pbaa um~ k ~ us. Ycur,~I*sio the Ssftwwi am ~avutned by ~I~bvs~ceI$I.grssmsnt~ ~ .
  3. seer. v~ ~ to p.y ii. H.ntleu aiipec.bl. tasa~ eflin .ach piwnamt Is del. You i~rss to pay a is Sediwsis Liesnis Fss~ Øta Invest bi Imealbimem c~th. aa Tins. The ~ncunt at s.dm ~mst~Issm is uicIui~d ~ Sis lies p.~eenL ft ~,vur Rent paymsns w.ei. U~

Adv.na,, yaurfirst Asia pa~n.ntIadma oath. diii you .ccaptth. EqmeeWW~II~ Lieu. WuwIIs&Ms ~su ia~ lii ths des diii olsach RuE paymnt. md (bum. sd*usto aiuimb ivu mesaid ~iw pay~ee.. Runt I. ~iiutathsc ~esyou rsc~~. in ulvaiNfrem me. You m~I pay us any rsqtimd Ademic. ~nar $u.airfty Dspaiftwlsn yx ugn liii. Least S.cutimy Ospo.Is orMvancs Ihea may Is commMglsd aid do eatsam ~amst Preidid yea am notin 4Matitee i~yi~iearS.~ O.~b Ita lutl~nt pawDsnt 01 tO you ~au. OØX see asy m~indth. Sesuky Dspc~lt~ ~muaiuin the Lass. Tine a~yirue isid is. Emiu~meei rubmnad hi icesdinc. e~m Suclian t CM co~sct mcrsthan on. ps~inee U Advance Reit ~ may apply amth Advenca Rw~to di. list Ran ps~mrnft~ Yost ii~boitis is a ching. lie ~nt by not mom, than 15% ks a ch~ss km dis Swam mM~ureion w~ sly ens, mmer ~ air .cc~anc. of thu Lees. Rsmnallva .mdwssnaa~ am chicle ~essund ~e e~ notreduos yo~r obigailous~ us. Unluu a proper sxsmpdon csrd5cat. ii pmvldsd, sprãcblsulsi aid uusI.eew~ bs IddId~ the Hint

4. I*~~ITIONM O*UHA11GIL YOU AGI~E ThAT YOU AU iiicwann~aatty OBUOAIED io PAY aa ivaaim my eni~ a~osiirs eea ia~mm tases ~ee iw ruu. tiess ~saM avis i~ms sysr~ ta aawem as ozsmovw.

IF if II OEFE~TIVE 01 IFYOU HAVE T~WORMY OR PERMANilIT LOU OFflI USE. YOU ASENIII illflflED TO 1011155 OR ~1-O~AR*~ST~51TOR OThER~MOWIl5 DUE IIIO~ ThIS LEHSE FOR AI4V HM*OWWIIAT$OEVEL

I DI$ilNi~R OFWAHRANUlS. Thft SYSRM IS BEING tW~ ID YOU IN AS.lS CONDITION. NO IIDIVWU*L IS AIITHO~Z~ TO IHMIGE Ally PROVISOS CFIHil LEASI YOU A~EThATWE NAVE PJOTMnNUFACIU~ ns esuinwn ~ ucaisso me

SOFtWARE AND ThAT YOU tava sascma me svsiaiussn iwos vane ans .niDaM~ir. You Hrns soT sass as my sTsmansws as one ~wv~ have woi we i*vs soT MAO€ aiio DO ear reess asv WHlSS OH IMPliED I~PHESENTATIONS OH WARRANTIES WHATSOEVEI. 1~cUIOINO WUHOUT UMIFAIIOII, TIE SYSTilZS ~HWIAIHTMlU1Y. FITN~S FOR A PWIDUIAR PIIHPOR. SIITAI1UIY. D~IG1~ coimmoji, OUHAIILITY. OPERATION, OIIAUIY OF MATERIALS OR WOIUIMAI4SIIIP. OR COMPUANCE WITH ~EEIRCA11ONS OR APPUCASLS LAW. YOU AQONEThATWEASE NOT UEONS~G THE SOFIWMETO YOU At~ OIIO CHILI' OBlIGATION ISTO ADVANCE ThE SOFTWARE LIEIOISE FE 011 YOUR U~IALA You Sri swan otth. urns of in. Equipmintmanuficair~ind thi Sottw.re tensor. You agris mc comactds mumulseerurinftis lIc.nsorlar s dusaiplin ~yoarwssr.aIyr~bnt Pmi~ñdyie vs eels dSEIUItImdWthIS Linis, ~cu miy .1mm. ii wiffmntyflglin dImc*~th. manuf.clurur ellIs Eqidpmsnt ~ the mailer ~ ihi Solbiars..You sgml N inNs my dIup~l. ~mu esy Isv. rsgvfmg ps~isainin at Im. SiiNm *sctIp a~ ths man~hca~ of tha Equ~imuis ~ ths icsi,iarotths ScibeurL

     I. TlttEAt~IEOUSIIT IHIONUI. It dii Purchiss Opsian .mo~mt dUO I. 'Dam Purthass OpItcn'Lycu ibiD lain bde me liii Equipeesbensibeffily upen ~Ivsry aid ~ui be ds~sd ~ beth. cwnirsfths ~meein bn~ in yin ira notki ~tau* ~iid.rthli Lees. In the sv,nm of s dufiult lid. a ths Equlpnisnt ihil mnurca us Iris and clint ~ any flgh~ or kflorssts you may have bi the Eqm~msnt 11th. Pwehia Opdon amoniti eberemem CUD a ltaisd Purcimu. Opdin~'t lie Eqsthpmun ~ umd 'iiI rsmiiui aerial. ~oIirnWdumg lIe Latin Tim.

UnIuu ~vu au ~* ~tauftundvINo Liii., ~eu ih~ havsUms rI~lt~ ps.osfi*y posasin ii uuths Equlpiuendiwig ths Louis Tsr.. To ours ii ~yeirobIgibein ~ is und.rdls Lsin.~eu hereby ~isein

o oscurfly totsrsst to(a~ lbs Equipeoutin lbs manor at' your Iowanto to lb. Eqolpmsnr. Ib) .nything atlacbsd or aidsd to d~ Equdpmsntor utylbin, ml any mousy or prsystty from lbs oats at lb. &~Idpm.at sod (dl any mcn.yfrom ml lmmimom clam 11th. Equlpsmsntis loatordamiqud. You grssihstdm. sic rltylnatrtit~dl aotbs aftoctod Stole Loaas to ohsngsd to simyway.Ycu hereby .ppoimt tiler oiragaod in yourlbm and (mind aatmnhsy*futlO at55 queruiftmmlueb UCC1bmunclu~ oletoomne prspvsd and ISsd mm your biflaft by us (or cur ugsnt)vtith the urns bras andaftsccss Wyou bed slgnsd much ltnancirç stotom.nto. Smi requ.st you sgm. to sign llnsnotog otetommet Is ordertorusto pubtciy record our ascuottytoterset TIdS Lies. on ccpyotdde Laass shad be sufflclsnt in aflnancmg staluntintand mey b.Iltod seauoh.

     7. USE. MA*IfIOIMICLMIO H~A5ft Yams mdl nat nusos lbs System bounds. System LocatIon widmoigour edvanc. anlumu coasuit Yams will gleumam nsauanstis accase to the System lecallon so Ilmstws can ChSdstIIs Etpulpmsnts usiminos, oondllion and proper mssutsss.ecs, You wiN us. lbs Equdpmwmthm th. maneurfor whloh limos tmnd.d, as required byal applicable nwnuato and bmiructlcna aid beep It sIlgIbIsfor any mmmulaouurer'a omllloation asmdfor oraodsrd.ful u.nidcs minlananca conpact Atyow own cost and sopeuss, ycuwdi kuep lbs Equsigmuntln good repair, constdon and working order. orstuanytwer atmdlesrsmccsptad. AS nsylacmuount pars end repairs mdl bacams our prapsty. You s.IIt not maim soy perminwo sltunadoneto lbs Equlpmsnn. You mdl ociqulywidi all license sod copyright rsinr.msnts of the Software.

     I. TAXEL You agree thazyou will pay us, vsiusn imolced, all teem (Inchidequ soyaal.e, use mid piruonid propsrtyla,wsl, Snss, iidsrscc mud penalliss misthug to Ihi Lsass and dii Equupm.idlozaludlng tu. hued snot, nstsmcomej. lithe Lu. hmludsa o Dollar Purchase Opdon, you ogres no HI. any required personal property too rsurns and, ft em sub, you will poovids us mdli prod of payment lAb do not hiss to ccstusot snytex uau.onousflnt For Leases miii a Stolid Purchase Option, Ii) you wHi, .1 ow Itecrsticn, slur (1) minituros us annually for ill personal property taume which ws mesy be rsqslsd to psy so due mawr at the Equipment, or Ii) rsm* to us each mcmii our esthnaus at iii monildy eqtivalmt of dii mmmii) personal property taxes to be uoassosd, Ib) you ogres no peyumlorlbs toes at anyinoome lix binafite oaamed byyour scions, end(s) should an tocrease hmthsbdoral corporum Incomslax nations change outhe 'accaleratod coat mcoemydudusctions'sllowed hyde kitwutsi Itownus Code of 1*, aa amended, advsroe)yaft.ctourafter.texsarmngs oroeabhlaem,you ugresthetwo maylnareaes ths Reotand oimersmounto dii. und.rthtoIaeos to ohlestenyuuch edesroselfect I lP~EP.tiSIY. We are not responsible for soy tojurlee, dmeegus, ysnalilsa. cisimee or Issues, tochuihmg Isgat axponase, humored by you or any other person caused bythe VenopostaliOn, histxllslios, oslectiori, porches., lasas, ownership, possession, moukficadom. maintenance, ccnluon, operation, usa. incurs or iilspoulbcn dde System. You egmu to reimbures sobs, and defend so againsteny clalmotor much losses, damages, p.naitieo, claims. lnjufleo. or expenses. mm todemsltyccnImu.s men iberia tales has mqnredfor .me crceiceicne which oomond durhug due Laaua Tune.

     It IDHIUACATNOHL You usthcflne so to hwsrt or ootrsct Joining hifermution mu thin Lassa. including your ollalsi saute, seriul muidsuro sod uny other tofcneaoucn descflbiog its Syeseut. We mdl send you copuss of auth ohoegee. You call etladi toils buispmsotsoy sass. plums orsticksrs we pmc'lde you. 11. LOSSOR DAMAGE. Yms are reoponsibi for any Isue alibi System from any cuues at aS, miuetheror soliostired, from lime toned. System is ihlppsd to you anti its rseoned to us. II soy dose aide System to loot, stolen ordumugsd, you mdl IromlIly noily seat such avant Then, itoiropliati, you wit either (a) repuirdus Eqalpmmutao itotit to in good condition end making order, ilglble for snymaseifsonn?s cinilhlcsbcn,cr (hi pay so en amasser impel to dm5 NstBook Value leo ds*ncd to Scctloo 14) of time lout, stolen ordutsaped Imot if you hatsastlefled ycurobligadmis undirthus Section II. am will forward to you unyinuue'unce proceeds mulch em recehes forloat, detesged, or desyoyed Item. ftyou am Is difmslt,em will apply anylnuirance procosds am recsivsto reducaycurobigedona andsrSsodcn 14 atthie Ijesa.

     12. IIIURSNCE. You agresto a) ksip its Synasie fuhlylseursd .gslnuc lee, fleming mm loss payse, and Ib) obtain a giosrul public liabIlity huewencs poboy scouring both psreenel kfroy and property dutuegs at amcmotus aut iso dun we nayhl yost naming so as addidonal haired, uetilysi hew mass atyourobllgaioum uud.nllmlal.esae.Ws irs smd.r mm duliytoui you If your Insurance coverage leedequste. Tim pohlclae ulmll atuisthatam arsto hi mcdlid at enypropoesd cancellation atlesat 15 dupe powli titedate setter oancsludcn. Upon our r.queut, you agree no preside mmmiii oaiduisaees orcus.r ac4denos at hiarunce aoouptabls to is. if you do nonpnoc4). sewuim evidence of pooperinouraeoewlthum II) days at osrnsqueacsnwe receive sods. at policy cancaletion, emmey (butem we mmotcbllguladls) obtoin insurance sit ourinnarcut in the Syotom atyounexpioos. Youmlhl pay ul insurance prsmiunms undsshased charges.

     13, OMAI*t You will bets dslau*undv lids Lu. If anyofia foliowmg happens: Islamic notreosive my Reman whir pquntdi. hsrmsndermdlihi Ill duye aflurite diii des, nr(b) you or snyolyomrguareatcro become lnaolvent. are llquldeled or dissolved, merge, Vender oubotenilolly all stock or suits, stop doing business, or assign rlghme cc prcpimty for its henelltof cretiteru. cr(s) a panics ladled by or ugalsutyou or any at your guareestre lender any bicitrystocy or macPussy law, cr11) (for indbiluels)you or miyof your suarsnosrc die, or haves guurdian appoistod, or(s) anyruprssentaliooyma hats made hi di. Lines shag provsli hiss been f.ts. or sululudhig ii any mslerlal respect, cr11) you on any atyosr ~usrecnors Irauk say proteu, made in this Lame or soy guaranty stud do not corsct the dsfeult withIn tOdays after me send you mvilZm notice of th. dsfesdt, or (g) you defuilt an any admit sgreument between you aid so (or our efllllutoa), an (It) you cloleli di tennis dime softwere Nouns. eonseoyunt. ii. HIMEDIES. Upon di occurnmics ale detail, em may, in our ide disetatlomi, do amy oral atths lollowing: (a) poovids cwlltem ncilos no you of detuult, (N es lbysidalsd damages fur Iou d a beigum amid not as a penalty, dsclsre due and psyabi, the pres.otvabus off) snyand all ssiouotsmtmloli many be them dam mid psysbis bypeuto us ieidsrthls Liens, phi Id) all Ruol peyoisute remnulnhmg through lbs and dde Lease Tsret phi (Hi) the PurohauOphbm imomas, Satoisd, unit nelisid Purchius Option .tooiait to gives, cur rsasonsblo soilnuane of the fib market veins at like equiplnsnt ee of the end aids Luess Tune. all dlacessmted aid, higher of 5% or the lowestreno uhlmwd by lane (xHicdwhe, time ~Nst Book Vain.'). We has, the rlghtts requhu you to slake di S~em evalluhieto us forrupoeseuslan during rsaamuabls business hairs orem may nspous.os lbs Systom, am tong as am do notbru,ohidis peace to dshig so,urem may use ligmi procaso hi ocempimuss with appicuble lewpuesusntto oomstonhirte have the System repoasse.d, You cdl notuiebe any olulms egeluam us orbs System for Vsapass, dsmeg. or any other reaemm, lam lime pos.ssalcm dime System am may (a) sell or lameths Eqmipmnm* stgusbiu or prisms isis on ieee, endlor (Dl exercise uudm other nighto so may be allouved by uppllcebto sw. Although you agree tiustem bass no obllgsdon to sell dii Eqidpetist, Swede sill de Eipolpmcer, em cdl reduce time NatBoob Vatmn hyde emomumto em receive. You wit homsdi.l.ly pay sods rsnuuiung PilstBooh Value, If this Lease tocludsu a Dollar Punches, Opilan end em receive morethaulims NstBcok Velue plus cur coetsdsuls,emvdl gles ysuds sueuu. You agree (a)thutws cslyamdno glvsyou 10 days advance noticeof auysale sod no notice at siardulog, (It) to pay all of di coal am Incurto enforce our tights eguleatyoti, Inokidhug attorney's des, and (cithutem mlii ratib .11 dmrrlghte uguhistycu ivan Item do sot uluosesto isfnrcsdem stds thee atycur deaut IL YOUR OPtiONS ATEJID OPLERIL Provided you are not in default, spasm soplreisti at a Lees. miSts Dour Purchase Opium, you shall pmrchiass the Equipmest etds and aids Less. Tine for ouch masonite amid em cdl misuse muyuicuflty umterestem may have mmdi Equipment lids Pmrcbese Option to scald ue a pircestuge, ds Purthese Option amoset sIteS beds product at ascii psrcmange mutSylled bythe Equapmemt Coat (so such norm Is deilned to Ssctiomu EU. Provided you ate ootum detasdt and have provided ut with pncrmcrnsn notios, upon aspiration ala Less. mlii a Stated Purobeus Option, you alieN have di option Iota) purchase sA, but not lass than all. dde Eqmipmssntlcrllus Piralmass Option amouilt, It stated, phi all aphuicahle Us (if dde Lease provides fore fair musket sloe purchase cpslceu. am may ditersuins de fib mssltetveiue cliii Esitdpmecnt In mar ucla rsaoosable jsdgmsei). or ID) mulilsctto ow approve). twieses de Eqmsipsumutfor ass addidomul 12 mcnim norm etths isis aside r.mmtal vshas,ud.iaretiesd byosla uuvuolsrueoonsbhe judgh,cnt, cr(c) r.surnde Eqimlymeentis miehu accordance vu Sictimu 15. ftRemtetoto be pall cmi e mcmhblybesle,auuh pmterwrden notice uhul be providedla La.eorno tutsrduegO days (butenc esrllerimaam US days) pnorlids and old. Leusslsmilf Rentla no be peld asia qusitady bails, audi prior wriltennotics dial be provided no Lassor us. Isturthaumalidsy's (hutso ia,ierdsn tIOde'#s) pntorto the mmd altos Lieu Tans. IF NO 'DEFAILT IRS OEFI~LD N SECI1ON 13)NIA$ OCCURRED *11015 CONTINUING UNDER ThIS lEASE. AND ft LESSER FAILS TO P505105 SUCh P1105 WRITIUI NOTICE WITHIN THE1IME SPECIFIED ASOVA,Th5 LEASETOIM SHRuBS AISTOMA11C*ILY EXT~ED FOSA1~ o~. DAYS (THE 'HBIalALIEIWI THE LEASE1ERM SNRU.THEIEAFT!R BE AIJTONRTICAILYAND CCI411NUALLY ADlIFaVED FOR ADDITIONAL INS~AL1ESllM BUTMAY BE 1EMIIIATED BYNE LESSEE BY MAY OF WIITIENMOTICE PEON THE LESSER 10 TIlE LESSOR (A RENEWALTERUINAIION NOTICE'L Terminaeiami ofs Rmmswal Tins shall be ,hlittivs 10 dsyo cliv Lassos's neculptd Lasses's Renewal Tarotinoulon Notice. (TIme dsrstlon of di Rssewal Tans inmsdtonoly following lbs Itocawal Tens within much dii Runiwul Termination Nooics was providid siteS he decreased end shell extend to, but not hayond, 10 days frost di data Lessor's recilpc of such Ilunul Tanumhisdcn Notice.) If you .lictto purclaci dii Equipment, upon piytulsnt dde sgrssd upon prune Iuchsdlmig .1 ashes taxea and otian uppllcabli taxes, emwlll Vunsferds Equlyjoemitto youRS IS.WH~ IS, WITIIOUTAPIY WI1ESBITAT1ON OR WARRAN1Y. Upon payinsor of aN umoummta due isuder this Leaas, you mIS have a couimouhug tiglittu uus iii Software In accordance mlii the tense old. applicable soflivere tomes sgrumlanl(et,

13. RETWIM CF EOUIPMBIT. It(s) e deladtocain, (hI you do notpuroheos ds Egmipmm* atbs end at the [seas 1mm, cr(s) you do not ixusnd di Lies. Tscun, yea Will Imemu,dislnly mrs de System (Including ul copies dde Scfhuril. manumit mail eccessonlis no amy )ocatisui(aP sod abound unycurrlstis) em may designute hide conduantal United Slates. lbs Equlpemantmust be properly crated hilts original packogmog seconding nods musidactsrs's reccousiendetimis or s~msciflcedsm, frsIgIK prepsid ud inemrid. mulnteluusd in scccwdsneewlth Seclion 7, and In Yoterugi Suisabli Cmudhdon.~ 'Averege Sshisbhe Ccsmdlicn' muss that uS of die Equipnuent to immediately ivudebhi foruu by a third party buyer, user or issue, other den yourself, wtiioutdi need for anyrspeircr mksrbtolsnuet All Equipnusntueuac be free dm.ddogs. You will psyisu far enymlssing and.fsdlivs perle creccaasanes. YOU WILL CONTINUE TO PAY HOST LINT!. TIE SYSTESI IS RWEISED AND ACONIES BY UI

     17. YOUR RIPRESMITATIONI You stats far sir biniitttiiul en of de date Of this Lieu Ii) you have di lawful power and authority to enter into die Lease, (bIds hidiviminole sigmimig this Lame have been duly muthosload nods so on pain belmiS, Cc) by anisrieg otto this Laeue you will notviolate any law orosber egrasmeuttli which you ems party, Id) you era notawure of amyidiug th.cmdl have a matamiul nugative ufleoton your satINy to sudutyyomr obigsalsne suidmihils [seas, sod (it all hmnclsl hilsnuuaiun ysuhave proyidid us to true aid sccirara end provIdes u goodreprisintetion atymir Istanbul condItion. II. YOUR PROMISES. In addition lithe other provisioned iii Lease, you egmee diet during di mum of ills Lame (a)you wit prouqidy noify on in mulling If you move your pnhmclpsl place dbmibmses, If you cliangi di seuuedyour buaioa.u, or If dues se mange mm ymrcvunsrehip, (hi you sill provldslo us such llnsnclal bmformuicn as em meyreasonably rsquectfrcun dues tetous, aid (c) yams wiRtoka any asian am nessonublyrequ.stto prntmotmrrlgltto nd. Eqmdpmint snd to imisslyomroblgedces uuider*ds tassa. ii. ASIN~IL YOU NIL NOTRIL, RANSON,ASSIUI PLEDGE. ShIB.I,EASE OR PANT WITH POSSESSION OF THE SYS1SM, OR FILE OR PEINITA LIEN TO BE FILED AGAJISr1HE SYSTW.We may. sidsut nolifytieg you, all, usugn, or trsumofer din Leans endow beursema hid. System. Yet agree thatltws do m.d. mew mater (and any aubesquint minima) mdl hen, de semi dghte and bemuifilo that em now have, Outwit nothsvsls perform autyof owsbllgadcae. You aquas thetis. rIghts cbs ~iW ownermtill not Os sub(sctno any clulsis. d,tsnsee, on set-offs thetycu meyhans ugemnat us. Any such aeeignm,nt, aels ornuansferof his [sum orbs Equlpmuntwll not rudsvs us of enyobllgetlcns am may have to you und.nthto Less., If you ureglvan naics of a new omuar old. Las., you ogres to reupand to snyr.qu. shostthis Lieu end, If directed by us,to peyde nuwommer all Rusit mud othur esmcaamto die ismdirthtoLsess. ED. COLLECTION ERPENSES, OVERDUE PAYMENT,TBISINATION. You agmi imetem cam, but do usc Ilium to, isa cmi your behalf amy ectimi which you full to tube reupuirsd bydito Lesse, sod aminavessuse mdl be to udtiuimm to slime RentmilIsh yes us us. Wi may charge you a late cbe,os no cover our collection coate equal nod. higher of 10% of any U paymusmuor $22, but sot mote band. highest legal rune. To ds aaantalcwid by l~ any lane psymentor sou-psyqn,ntd any peat diii auxcumutwll scoot, adereutatuhe lower of 10% per annum units hlghestlegil netefrom de dims lute uuuil pull, You have no nghlno ternulnale this sass puerto the mid side Lame Term utliusem provIde you miii ascIi flghthim,timug. 21. AGREED LEASE RAIL You understand tiustthe Equupsium* may its pirtlussud far cash lime Tqulpmsnt Coati or it may be leased. Byslgnhug ills [sues, you eckuuovelsdge thutyoo have chosenno lamed. Equips,usifrsme uefcrde [miii Turin andthet you bets sgrsedno pay Rent, If this Lease provides lore 005ur Purchase Opicn. each payment of Rant includes s principal amount based and. Eqadpmuant Oust end its Solders License Fee aide lease charge rita. The Equipmmit Cast maid its ScIuvere License Fe. to de Runt dlmidid hyde [uses None Factor. The Issue dirge portion of d. Rent cmi be detanuuinsd by epplyimig node Eqsipmn.nt Cast and ds Scibems Ucunsu Fin de ruts match mdl suecedos de Equipment Oust aumdds Solders Llamas Fee down liii. Purcfusss OptIon smouuit Mulch maybe a dad tetmsulmtor e psrcentuge old. Equipment Cost) by payun.stof di Rent 11w isv. chugs russ am also be calculated uulug de ease atde EipmipsdeCset amid de Safbvn,e Liosnus Fee asia present talus, the Purcluass Option amount u d. future talus. di Rant as lbs payment slid d. Lame Term sad. twos, The lease cheige rune maybe hlgherthsn di acluaul annual luifarustreti bessutea dde umertizusiusm of certain count oxpenses and dec mmcmsred byss, IlLaseee lsleoutsl to Sscrgle.Msmylaed,New Heupiblre, New Msslee, er Wiscesdet lithe sees pravideatwa D.hlalPwcbeu. (Note. ds Re.tlecludeu a paymmiaf pitseipsi mmd Isimsal bused asia Emiuahpmsst Boorasmdds Sideesa this.. Fee, eel de I~s lent lbs Equipemmit Coat laths preseet talus olthe Rise peywsus mtocomwed atde [use Rat. maths LeeaeTmem,Ws bath ideal to comply milD aS upphlcebhi laws, SlIM ileminllmmed detyiwpeymnsstamelerhile [sees rusaltis - iusmetpsymimthlgberdse allowed by eppllcuili law,hiem an~ mucaas imlareetsolleosad will be uppScd no thenspaymwmt .lpmbiclpsl sad imlsr.etwlll b. charged aide Illglmstmaie allmmed bylaw. hue evesit wnt am chugs m'reoths erwlyeu paysayasuumegemexceau dde legal emcsnL ES. MISCSUR11IEOIIS. This Lease tseralnsotirsnlirs agreement and supursedau any conflIcting provision of any eqiepmsntptrchas,crder or unyoderaçnsemeaL 111115 OFTHE ESSOSCEM1HIS LEASE. Ifs ccit t finds any inovuina dde Lease to he unmufora.ebla.d. nmoalnitmg terms alIbIs Lease shell remain in elliot THIS LEASE ISA RNANCE LEASE' AS OESMED N AIIT)CLEZP. OFTHE UNIFORM CCNMRRCIALCIICL You usuaflxe us Icr our agint)no (a) obtaut credo rspcvntib) maims such odin srsiitinquirlsa seem maydeam nitensary, end (ci furnish psymenthistetyinformatiou to crsdltmporhing agsnciia. lobs mtnostpamsitted bylaw,am may charge you u las of $13.3 to coverourdoamsnsntellmm mid Inveadguilcn costs. ES. NOTICES. AS of yost written ncticia to is must be sent by cemlilled mall or recognised overnight dilivury satins, postegs psipald, toss at ow sddress altad in iris Luau, or by facslu,he Vunmnidisu to ow fscslulls tiluphone susober, mlii oral ccnflmnutice of rnoefret Al at cur eoioss no you maybe sent llrotcluss stall, pontsgs prspuld. no your aldus stated mule Leans. Atunyime sflerthto Lsss~ Is sIgned, you oram may ehengs an address ortacahdlls tsiplucnu msehsr by gmcug notice node miNd lime clung.. 21. WAIVERS. WEANII YOU EACJIAGRIETO WAIVE AND TOTAXEALL REDUISED STEPSTO WAIVEAILBI10IT$TO AJUHYTIIIAI. To the msaityou sri pennierad by applicable luw, you welts all rlghta sod rsmsdleo confarrsd upon class. by Article 2mg. IS.oliemw SON-ND dims thulfurm Cmsmurcuul Cede IncludIng butsotdidlsd to yaw ulglan at (a) cancel or repudiate duo Lseeer (Dl rejector revoke acceptance ofde Syst.m (clretover dsmn.gu from urn for any breach atemmranty 0,1cm amy other meson end (dl grunt a secuminy inmnaetlo snyEqmaipnamic Is your poss.umcn. lode .etentyou are pamntlued by upplicabla lew,youmulce unynighs you nate ortousrumsyhave aider atyutinjie oroderwtos which requires oeno sd arothsnwiss one anypsrllcn aldus Systam to reduce our detnagis, which requires onto provide you with ncsfcs at dsfuufr. biteritno accilemos umoisite becoming Isis or eccelaretimu of atnoisuto becoming dim, orwiulehi may oderwios Smiler modlyany alctr or maedha.ANV ACtION YOU TAICEAGAIRET us yom amy DEFAIS.T, NCUJDMO BREACH OF WARRANTY OR NCRAPIIY. NUSrSE STARTED WITHIN ONE (I) YEAR AFTERTHE EVENT WHICH CR13510 IT. VAt cvii sscbe ltsbtsicr ofdulsLe,,sorfsruny basis, damages, dilay orfallure no dsllvirds Sysmmue. im~

(REQUIRED)

Witness:
I

Shedul. A
To
Lees. Agr m.nt 7270938-001
Between

7270938-001			Ginertol Electric Capital Corporation, as Lessor
SCHE.xls			And
SPIRITS MANAGEMENT INC ,as Less

QTY Equipment Description
	1		XDELTMSF PROGRAM
	I		ADDITIONAL FUNCTIONALITY
OPTION 1SF
	I		TELEBLOCK DELEVOPMENT OPTION
	1		PRODUCTION ENHANCEMENT
OPTION
		LESSEE:SiI	M I

BY(~)

TITLE: ______________________________
DATE:

7270938-001

GE Capital	Page 1 ofi
Express Finencial Solutions

CERTIFICATE OF ACCEPTANCE

AGREEMENT# 7270938-001

LESSEE:	SPIRITS MANAGEMENT INC	LESSOR: General Electric Capital Corporation
	780 NEW YORK AVENUE	201 West Big Beaver Rd. Ste 800
	HUNTINGTON NY 11743	Troy, MI 48084

FOR EQUIPMENT/SYSTEM DESCRIPTION. SEE ATTACHED INVOICE(S).

Lessee, through Its authorized representative, hereby certifies to Lessor that

1. The Equipment has been delivered to the location where it will be used, which is your address given in the Lease.

2. All of the Equipment has been inspected and is (a) complete, (b) properly installed, (c) functioning, and (d) in good working order.

3. Lessee accepts the Equipment for aft purposes under the Lease a~ of ________________ "A~pthnce Date"), which Is the date on which' the Equipment was delivered and installed.

4. The Equipment is of a size, design, capacity and manufacture acceptable to Lessee and suitable for

Lessee's purposes. ,~

5. Lessee is not In default under the Lease and. all of Lessee's statements and promises set forth in the Lease are true and correct. THIS CERTIFICATE OF ACCEPTANCE IS SiGNED THIS DAY OF
_________________

LESSEE~7~1Ar~L~ INC
TITLE:
'¼.)
20_u (the

7270938-001

b
~., 20_.

4

b
ACOAP. CERTIFICATE OF LIABILITY INSURANCE					SP~2~ DATE(MM/DD/VYYY)

	B&G Group, Inc.		THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION
	& Glickman, Inc.		ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE
	8. Ames Court Plainview NY 11803		HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR
	Phone:	516-576-0400 Fax:516-576-1177	ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

			INSURERS AFFORDING COVERAGE			NAIC#

	Spirits Management Inc.		INSURER A:	USF&G		357
780 New York Ave.
Huntington NY 11743

INSURER B:

INSURERC:

INSURERD'

INSURER E:

COVERAGES

POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NO1WITHSTANDING
REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR
PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE
LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

WD~		POLICY NUMBER	POLICY EFFECTIVE POLICY EXPIRATION			LIMITS
NSRI TYPE OF INSURANCE			DATE (MM/DDfYY)	DATE (MM/DDIYY)

	GENERAL LIABILITY	BK01518757	10/04/03	10/04/04	EACH OCCURRENCE	$ 1 ,000,000
-1
X COMMERCIAL GENERAL
LIABILITY

~1OCCUR

]
GEN'L AGGREGATE LIMIT

APPLIES flPER: fl
- X~ POLICY ~	LOC

					UAMA(i~lUK~NIEL)	$ 300,000
PREMISES(Ea occureoce)

					MEDEXP(Anyoneperson)	$10,000

					PERSONAL & ADV INJURY	$ Excluded

GENERAL AGGREGATE
$ 2,000,000

PRODUCTS. COMP/OP AGG
$ 2, 000 , 000

		'		-
AUTOMOBILE LIABILITY			.		COMBINED SINGLE LIMIT	$
(~ accident)
-	ANY AUTO	.'-'~		' ' ' " " '

-	ALL OWNED AUTOS

-	SCHEDULED AUTOS

-	HIRED AUTOS --~" ~-~" ".

-	NON-OWNED
AUTOS

					BODILY INJURY -~ -~ (Per	$
					person)	.

					AODILYI~JURY'~'"	$
C era en)

PROPERTY DAMAGE (Per
accIdent)

					AUTO ONLY - EA ACCIDENT	$
-	GARAGE LIABILITY ANY AUTO

T

					OTHER THAN	EAACS
AUTO ONLY: AGO

S
'

EXCESS/UMBRELLA LIABILITY					EACH OCCURRENCE	S
-

	OCCUR [I]	CLAIMS MADE

DEDUCTIBLE

4

b
RETENTION $

				AGGREGATE	$

S

S

S

- WORKERS COMPENSATION AND				LIMITS I WCSTATU-ER 0TH-TORY
EMPLOYERS' LIABILITY

ANY PROPRIETOR/PARTNER/EXECUTIVE
OFFICER/MEMBER EXCLUDED?

yes, describe under
SPECIAL PROVISIONS below

				EL. EACH ACCIDENT	S

				EL. DISEASE . EA EMPLOYEE	S

				EL. DISEASE POLICY LIMIT	S
-

OTHER	BK01518757	10/04/03	10/04/04	Contents 457,334Ded		500

Special Form

OF OPERATIONS /	LOCATIONS! VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT! SPECIAL PROVISIONS

Certificate Holder is listed as Loss Payee as respects leased equipment. Subject to policy terms, conditions & exclusions.

727nI~4~OO/

CERTIFICATE HOLDER		CANCELLATION

	GECACE1	EXPIRATION SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 10 DAYS WRITTEN
G.E. CAPITAL		NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO
,		SHALL
INSURANCE DEPT.		IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR
P.O. BOX 3083
CEDAR RAPIDS IA 524063083

REPRESENTATiVES.
AUTHORIZEDREPRESE TIV9 \/~ o~~O"~.4)°~

~IJR'~

ACORD 25 (2001/08)

D øc L7 ( QUI~4Mc~D CORPORATION 1988

b
bdIIIT. Th ~Iancev
,4c~2
177~t~
FACSIMILE ITTAL SHEET
,
~
~
COMPANY:	'

~	~-~,/~/ov
TOTAL NO. OF PAGES
INCLUDING

o	0 FOR REVIEW 0 PLEASE COMMENT 0 PLEASE REPLY 0 PLEASE RECYCLE
URGENT

NOTES/COMMENTS:

7~ 7~73f'~
Wi
90 PRATT OVAL GLEN COVE, NY 11542
ACORD 25 (2001/08)

D øc L7 ( QUI~4Mc~D CORPORATION 1988

-

~~ANSMISSION	VERIFICATION REPO~~j	FAX : 5166762420
:		TEL
TIME	02/23/2004 @1:56
NAME : CALL COMPLIANCE		SER.# : BR0E233644@9

PHONE:516-674-4545/FAX: 516-676-2420

-
NOTES/COMMENTS:
/~O77~ ,&øL&~C~

PHONE:516-674-4545/FAX: 516-676-2420